                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 7, 1998



                                 CELERITEK, INC.
             (Exact name of registrant as specified in its charter)



California                           0-25560                     77-0057484
(State or other                  (Commission File               (IRS Employer
jurisdiction of                       Number)                Identification No.)
incorporation)



                              3236 Scott Boulevard
                              Santa Clara, CA 95054
               (Address of principal executive offices) (Zip Code)




       Registrant's telephone number, including area code: (408) 986-5060


                                 Not applicable
         (Former name or former address, if changed since last report.)



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ITEM 5. OTHER EVENTS

        Registrant is filing this Form 8-K solely for the purpose of disclosing the effect of adoption of Financial Accounting Standards Board Statement No. 128, "Earnings per Share" (FAS 128) and Securities and Exchange Commission Staff Accounting Bulletin No. 98 (SAB 98) relating to "Earnings Per Share" on the Annual Report on Form 10-K for the fiscal year ended March 31, 1997 (the 1997 Form 10-K) and the related restatement of earnings per share thereon, so that such information may be incorporated by reference into a Registration Statement on Form S-8 to be filed after this Form 8-K is filed.

        Restatement of selected data as it relates to the adoption of FAS 128, "Earnings per Share" is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    Exhibits.

               99.1 Restatement of selected data as it relates to the adoption of FAS 128, "Earnings per Share".



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CELERITEK, INC.


Date:  May 7, 1998                   By: /s/ Margaret E. Smith
                                         ---------------------------------------
                                         Margaret E. Smith
                                         Vice President, Chief Financial Officer
                                         and Assistant Secretary (principal
                                         financial and accounting officer)



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                                  EXHIBIT INDEX



Exhibit No.           Description
-----------           -----------
99.1                  Restatement of selected data as it relates to the adoption of FAS 128,
                      "Earnings per Share".